MONEY MARKET FUND
                                  ANNUAL REPORT

                              IAI MONEY MARKET FUND


                                JANUARY 31, 1999




                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                              IAI MONEY MARKET FUND

                                  ANNUAL REPORT
                                JANUARY 31, 1999


   Letter to Shareholders.......................................... 2

   Fund Manager's Review............................................4

   Fund Portfolio...................................................6

   Notes to Fund Portfolio......................................... 8

   Statement of Assets and Liabilities............................. 9

   Statement of Operations........................................ 10

   Statements of Changes in Net Assets............................ 11

   Financial Highlights............................................12

   Notes to Financial Statements...................................13

   Independent Auditors' Report....................................15

   Federal Tax Information.........................................16

   IAI Mutual Fund Family......................................... 17

   Adviser, Custodian, Legal Counsel,
   Independent Auditors,
   Directors....................................... Inside Back Cover

                             LETTER TO SHAREHOLDERS
                              IAI MONEY MARKET FUND


THE REMARKABLE U.S. ECONOMY

Japan is in a decade-long recession. Russia's economy has collapsed. Brazil's currency is plunging. Even Europe is struggling to grow. But somehow, in this global economy, none of this seems to affect us. In 1999, America's economy remains the undisputed leader in the world.

It was just last summer when the latest global crisis had pundits predicting a recession. The stock market dropped 20%. Suddenly, the Federal Reserve Board went into action, cut interest rates three times. Confidence returned, the stock market hit new highs, and Gross Domestic Product grew 6.1% in the fourth quarter of 1998. Meanwhile, inflation is less than 2%, interest rates are declining, unemployment is 4.3% and the federal budget is in surplus for the first time in three decades.

But how is this possible, when our trading partners are having such a tough time? In some ways, their loss is our gain. When Asia's currencies falter, imports become cheaper and U.S. companies must keep prices down to compete domestically. As a result, inflation is held in check. Many countries have followed the Federal Reserve policy of cutting interest rates in an effort to stimulate the economy. As a result, money that might be invested locally in bonds is leaving for higher returns in the United States. In Japan, interest rates are close to zero, so Japanese institutions looking for income are buying our Treasury bonds. Meanwhile, global investors like the direction of our stock market better than their local markets, and they're increasingly investing here, thus pumping money into the U.S. economy.

But another reason for America's invincibility is that trade, while important, is not a huge factor on the U.S. economy. Although it makes up a larger share than it did a decade ago, exports only amount to 11% of U.S. GDP. Most of that trade is with Europe, Canada and Mexico, which have suffered much less than Asia and Latin America. True, some U.S. industries have suffered from declining exports, such as agriculture, capital equipment and steel. Banks wrote off millions in losses when Russia defaulted last summer. But cheap imports of oil, lumber, agricultural products and raw materials have kept costs down for many American companies.

In addition, we have reasserted our global leadership in a number of industries. In technology, there's really nothing comparable outside the United States to Microsoft and Intel. The explosive growth of the internet is largely an American-based phenomenon. Technology has produced hundreds of thousands of jobs in this country, and technology stocks led the S&P 500 Index in 1998.

In the 1970s, it was said that the era of U.S. economic leadership had passed. A generation later, it certainly looks like that was a premature conclusion. Indeed, the stock and bond markets are just one indication of that.

                             LETTER TO SHAREHOLDERS
                              IAI MONEY MARKET FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is presented below.

Real GDP expanded by 4.3% last year, and the fourth quarter produced one of the strongest growth rates in the last 15 years. At the same time inflation, as measured by the broad based GDP price deflator rose by less than 1%. Economic momentum is continuing in the first quarter. Early strength is becoming a regular event, fueled by income tax refunds and year-end incentive bonus payments. This year the economy is also benefiting from strong consumer confidence, a favorable job market, higher stock prices, and rising personal income.

Last fall, financial markets around the world stumbled. Liquidity dried up as investors rushed to dump securities and reduce leverage in their portfolio. Lower quality, illiquid assets suffered the greatest damage. The Fed was forced to cut short term interest rates on three separate occasions to restore confidence and reliquify the markets. By the end of the year, many analysts saw economic weakness spreading from overseas economies to the U.S. Most anticipated further interest rate reductions. However, the unanticipated strength caused the Fed to pause.

Stocks and bonds both had good returns in January, but suffered setbacks in February. Since year-end longer term interest rates have risen by as much as 65 basis points, pushing bond returns into negative territory. The stock market has cautiously moved higher as the prospect for better growth has somewhat offset higher rates. Yet, stock market leadership continues to be focused on a narrow group of stocks while the broader market has lagged.

Looking ahead we expect 1999 to be another year of growth for the U.S. economy, with real GDP expanding by about 3.5%. Inflation will continue to be a bright spot in the forecast. The Consumer Price Index should increase by 2% or less during the year. Excess global capacity and waning global demand for commodities and commodity products will support the low inflation environment. Moreover, recent productivity gains have reduced unit labor costs, helping to reinforce lower inflation rates. The U.S. has benefited from an extraordinary domestic investment cycle which is unprecedented in the last 50 years. Ample employment opportunities, relative price stability, budget surpluses and a higher standard of living have been a direct result.

Although some risks exist, this favorable economic background should continue to support U.S. financial asset prices. Occasional market corrections should be viewed as longer term investment opportunities.

We hope that you read the Fund Manager's Review which follows this letter. It offers a detailed perspective on the Fund's performance and strategy. As always, we appreciate your continued trust and confidence in IAI. If there is any way that we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

                              FUND MANAGER'S REVIEW
                              IAI MONEY MARKET FUND


IAI MONEY MARKET FUND

HOW HAS THE FUND PERFORMED?

The Fund earned a return of 4.96% for the year ended January 31, 1999. This compares favorably with the Lipper Money Market Instrument Fund Average Index return of 4.79%.

WERE THERE ANY SIGNIFICANT CHANGES?

There were no major changes in strategy during the past year. The Fund emphasized high quality commercial paper and Federal agency issues.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

During the year, the Federal Reserve continued to lower short-term interest rates by cutting the Federal Funds rate. While the longer bond market experienced dramatic swings early in the year, the very short end of the market moved downward in an orderly fashion. Top tier 30 day commercial paper yields moved from 5.32% at the beginning of the year to 4.90% at year end. However, 90 day Treasury bill rates moved slightly higher from 4.29% to 4.40%. In general, the Fund benefited from a risk adverse strategy of holding high quality commercial paper and Federal agency issues. The average maturity was generally under 30 days.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Looking ahead, the fundamental economic background should remain favorable for bonds. We expect real growth in the U.S. economy to slow modestly from its rapid pace of 4.3%. For the first half of 1999, real GDP should expand by 3.5% while inflation should stay below 1.5%. The Federal Reserve will continue to provide ample liquidity, but short-term rates are unlikely to change unless instability overseas (for example, Brazil) or a dramatic deterioration in domestic business conditions forces another policy shift. In this environment a continuation of last years strategy seems appropriate.

                             FUND MANAGER'S REVIEW
                             IAI MONEY MARKET FUND


AVERAGE ANNUAL RETURNS+
THROUGH 1/31/99
                                                                 Since Inception
                                   1 Year          5 Years           1/05/93
--------------------------------------------------------------------------------
IAI MONEY MARKET FUND               4.96%           4.83%             4.48%
--------------------------------------------------------------------------------
Lipper Money Market                 4.79%           4.72%             4.33%*
 Instrument Fund Average

+     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*     SINCE 1/1/93

SECTORS
% OF PORTFOLIO AS OF 1/31/99

[PIE CHART]

Commercial Paper         80%
U.S. Government Agency   20%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 1/31/99

[BAR CHART]

MONTHS
------
  0-1       88%
  1-2       12%


NOTE TO THE LETTER TO SHAREHOLDERS & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI MONEY MARKET FUND ASSUMES REINVESTMENT OF ALL DIVIDENDS. THE IAI MONEY MARKET FUND IS MANAGED TO MAINTAIN A STABLE SHARE VALUE OF $1.00 AND HISTORICALLY HAS ALWAYS ACHIEVED THIS OBJECTIVE. BUT, UNLIKE BANK DEPOSITS AND CDS, MONEY MARKET FUNDS ARE NOT GUARANTEED, AND THERE CAN BE NO ASSURANCE THAT A STABLE SHARE VALUE WILL BE MAINTAINED.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                                 FUND PORTFOLIO
                              IAI MONEY MARKET FUND


                                JANUARY 31, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT AGENCY SECURITIES - 20.3%

                                                                                    Principal        Market
                                                           Rate       Maturity       Amount         Value (a)
---------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.1%
Federal National Mortgage Association (MEDIUM-TERM NOTE)   5.84%      03/29/99    $   400,000     $   400,636
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 19.2%
Federal Home Loan Mortgage Corporation                     4.76       02/09/99      2,000,000       1,997,884
Federal Home Loan Mortgage Corporation                     4.85       02/17/99      1,800,000       1,796,120
Federal National Mortgage Association                      5.04       02/19/99      1,500,000       1,496,220
Federal National Mortgage Association                      5.03       02/26/99      1,500,000       1,494,760
                                                                                                  -------------
                                                                                                    6,784,984
===============================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY SECURITIES
(COST: $7,185,620).................................................................................$7,185,620
===============================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 8

                                 FUND PORTFOLIO
                              IAI MONEY MARKET FUND

                                JANUARY 31, 1999


COMMERCIAL PAPER - 79.1%

                                                                  Principal             Market
                                           Rate     Maturity       Amount              Value (a)
---------------------------------------------------------------------------------------------------
FINANCIAL - 27.1%
Associates                                 4.82%    02/01/99   $  1,950,000          $  1,950,000
Bell Atlantic Network Funding              4.80     02/09/99      1,770,000             1,768,112
Ford Motor Credit                          4.77     02/10/99      1,935,000             1,932,693
IBM Credit                                 4.84     02/03/99      1,950,000             1,949,476
KFW International Finance                  5.17     02/05/99      2,000,000             1,998,851
                                                                                     --------------
                                                                                        9,599,132
---------------------------------------------------------------------------------------------------
FOODS AND FOOD PROCESSING - 21.7%
Anheuser-Busch                             5.20      02/05/99     2,000,000             1,998,844
Coca Cola                                  5.00      03/29/99     2,000,000             1,984,445
Dupont (E.I.) de Nemours                   4.86      02/01/99       425,000               425,000
Dupont (E.I.) de Nemours                   5.25      02/05/99     1,500,000             1,499,125
Pepsico                                    4.79      02/16/99     1,770,000             1,766,467
                                                                                     --------------
                                                                                        7,673,881
---------------------------------------------------------------------------------------------------
INDUSTRIAL - 12.1%
Xerox Capital                              4.83      02/11/99     2,150,000             2,147,115
Export Development                         4.77      02/08/99     2,140,000             2,138,015
                                                                                     --------------
                                                                                        4,285,130
---------------------------------------------------------------------------------------------------
RETAIL - 5.6%
Procter and Gamble                         4.80      02/04/99     2,000,000             1,999,200
---------------------------------------------------------------------------------------------------
UTILITIES - 12.6%
Emerson Electric                           5.05      02/12/99     2,200,000             2,196,606
General Electric                           4.87      02/02/99       500,000               499,933
Wisconsin Electric Fuel                    4.81      03/09/99     1,770,000             1,761,486
                                                                                     --------------
                                                                                        4,458,025
===================================================================================================
TOTAL INVESTMENTS IN COMMERCIAL PAPER
(COST: $28,015,368)................................................................. $ 28,015,368
===================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $35,200,988) (b)............................................................. $ 35,200,988
===================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 0.6%
    ................................................................................ $    229,215
===================================================================================================
TOTAL NET ASSETS
    ................................................................................ $ 35,430,203
===================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 8

                             NOTES TO FUND PORTFOLIO
                              IAI MONEY MARKET FUND

                                JANUARY 31, 1999


                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
At January 31, 1999, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

    Cost for federal tax purposes              $    35,200,988
--------------------------------------------------------------------------------
    Gross unrealized appreciation              $            --
    Gross unrealized depreciation                           --
--------------------------------------------------------------------------------
    Net unrealized appreciation                $            --
================================================================================

                       STATEMENT OF ASSETS AND LIABILITIES
                              IAI MONEY MARKET FUND

                                JANUARY 31, 1999

--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value
    (Cost: $35,200,988)                                                                               $   35,200,988
Cash in bank on demand deposit                                                                               337,692
Dividends and accrued interest receivable                                                                      7,981
Other assets                                                                                                   3,378
                                                                                                      --------------
    TOTAL ASSETS                                                                                          35,550,039
                                                                                                      --------------

LIABILITIES
Accrued management fee                                                                                           582
Dividends payable ($0.0035 per share)                                                                        119,254
                                                                                                      --------------
    TOTAL LIABILITIES                                                                                        119,836
                                                                                                      --------------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                            $   35,430,203
                                                                                                      ==============


REPRESENTED BY:
Capital stock                                                                                         $      354,517
Additional paid-in capital                                                                                35,075,686
Undistributed net investment income                                                                               --
Accumulated net realized losses on investments                                                                    --
                                                                                                      --------------

        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                       $   35,430,203
                                                                                                      ==============

       Shares of capital stock outstanding; authorized 10 billion shares of $.01 par value stock          35,451,702
                                                                                                      --------------

        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                        $         1.00
                                                                                                      ==============

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 13

                             STATEMENT OF OPERATIONS
                              IAI MONEY MARKET FUND

                           YEAR ENDED JANUARY 31, 1999


-------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
      Interest                                                  $     1,811,635
                                                                ---------------
          TOTAL INCOME                                                1,811,635
                                                                ---------------

EXPENSES (NOTE 3)
      Management fees                                                   200,061
      Compensation of Directors                                           6,481
                                                                ---------------
           TOTAL EXPENSES                                               206,542
           Less fees reimbursed by Advisers                              (6,481)
                                                                ---------------
           NET EXPENSES                                                 200,061
                                                                ---------------
           NET INVESTMENT INCOME                                $     1,611,574
                                                                ---------------


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 13

                      STATEMENTS OF CHANGES IN NET ASSETS
                             IAI MONEY MARKET FUND

                                                                                      Year ended            Year ended
                                                                                   January 31, 1999      January 31, 1998
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
      Net investment income                                                          $   1,611,574         $   1,456,327
      Net realized gains                                                                        --                   805
                                                                                   ---------------------------------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         1,611,574             1,457,132
                                                                                   ---------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                             (1,624,333)            1,465,067)
                                                                                   ---------------------------------------
            TOTAL DISTRIBUTIONS                                                         (1,624,333)            1,465,067)
                                                                                   ---------------------------------------

CAPITAL SHARE TRANSACTIONS ($1 PER SHARE)
      Net proceeds from sale of shares                                                 319,779,221           209,446,323
      Net asset value of shares issued in
            reinvestment of distributions                                                1,544,057             1,303,891
      Cost of shares redeemed                                                         (308,387,024)         (214,375,468)
                                                                                   ---------------------------------------
            INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS           12,936,254            (3,625,254)
                                                                                   ---------------------------------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS                                     12,923,495            (3,633,189)

      NET ASSETS AT BEGINNING OF PERIOD                                                 22,506,708            26,139,897
                                                                                   ---------------------------------------

      NET ASSETS AT END OF PERIOD                                                    $  35,430,203         $  22,506,708
                                                                                   =======================================
            INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                        $          --         $          42
                                                                                   =======================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 13

                              FINANCIAL HIGHLIGHTS
                              IAI MONEY MARKET FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                      Years ended
                                                      January 31,                        Period from       Year ended
                                    ------------------------------------------------   April 1, 1994 to     March 31,
                                         1999       1998          1997        1996    January 31, 1995+        1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period               $   1.00    $  1.00      $   1.00    $   1.00       $   1.00          $    1.00
                                    -----------------------------------------------------------------------------------

OPERATIONS
    Net investment income                 0.05       0.05          0.05        0.05           0.03               0.03
                                    -----------------------------------------------------------------------------------

DISTRIBUTIONS
    Net investment income                (0.05)     (0.05)        (0.05)      (0.05)         (0.03)             (0.03)
                                    -----------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                     $   1.00    $  1.00      $   1.00    $   1.00       $   1.00          $   1.00
                                    ===================================================================================

Total investment return*                  4.96%      5.05%         4.89%       5.46%          3.47%             2.88%

Net assets at end of period
    (000's omitted)                   $ 35,430    $ 22,507     $ 26,140    $ 27,395       $ 33,175          $ 29,788


RATIOS
    Expenses to average daily
       net assets***                      0.60%      0.60%         0.56%       0.50%          0.50%**           0.45%
    Net investment income
       to average daily net assets***     4.80%      4.93%         4.80%       5.34%          4.12%**           2.73%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**    ANNUALIZED
*** THE FUND'S ADVISER VOLUNTARILY WAIVED $21,950, $76,386, $81,895 AND $147,924 IN EXPENSES FOR THE YEARS ENDED JANUARY 31, 1997 AND 1996, THE PERIOD ENDED JANUARY 31, 1995 AND THE YEAR ENDED MARCH 31, 1994, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED FOR THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN .63%, .74%, .88% AND .88%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 4.73%, 5.10%, 3.74% AND 2.30%, RESPECTIVELY.
+     REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO JANUARY 31.

                          NOTES TO FINANCIAL HIGHLIGHTS
                              IAI MONEY MARKET FUND

                                JANUARY 31, 1999


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds VI, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Money Market Fund (Money Market Fund) is a separate portfolio of IAI Investment Funds VI, Inc. The Fund's objective is to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity. This report covers only the Money Market Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in the Fund are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $12,717, accumulated net realized losses have been decreased by $42 and additional paid-in capital has been decreased by $12,759.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Interest income is accrued daily. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income are declared daily and paid on the first business day of the following month. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
                              IAI MONEY MARKET FUND

                                JANUARY 31, 1999


[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policy holder, the Fund is committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

The Fund has available a line of credit of $3,800,000, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the year ended January 31, 1999, the Fund paid $2,243 in interest on the line of credit at a rate ranging from 7.75% to 8.50%. This interest expense is included as a reduction of interest income on the Statement of Operations. There were no borrowings outstanding at January 31, 1999.

[3] FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. This fee is equal to an annual rate of 0.60% declining to 0.50% of average daily net assets. The fee is paid monthly. The Management Agreement further provides that Advisers will reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

[4] PURCHASES AND SALES OF SECURITIES

For the year ended January 31, 1999, purchases of securities and sales proceeds for the Fund aggregated $1,549,275,595 and $1,537,196,148, respectively.

                          INDEPENDENT AUDITORS' REPORT
                              IAI MONEY MARKET FUND


THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS VI, INC.:

We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Money Market Fund (a portfolio within IAI Investment Funds VI, Inc.) as of January 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on page 12 of the annual report. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Money Market Fund at January 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 5, 1999

                             FEDERAL TAX INFORMATION
                              IAI MONEY MARKET FUND


                                TAX INFORMATION

--------------------------------------------------------------------------------
   Payable Date                                     Ordinary Income (A)
--------------------------------------------------------------------------------
   FEBRUARY 1998                                    $       0.0038
   MARCH 1998                                               0.0041
   APRIL 1998                                               0.0041
   MAY 1998                                                 0.0042
   JUNE 1998                                                0.0041
   JULY 1998                                                0.0045
   AUGUST 1998                                              0.0040
   SEPTEMBER 1998                                           0.0041
   OCTOBER 1998                                             0.0041
   NOVEMBER 1998                                            0.0037
   DECEMBER 1998                                            0.0043
   JANUARY 1999                                             0.0035
================================================================================
                                                    $       0.0485

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                     SECONDARY
IAI FUND                     PRIMARY OBJECTIVE       OBJECTIVE              PORTFOLIO COMPOSITION
 ................................................................................................................................
IAI INTERNATIONAL FUND       Capital Appreciation    Income                 Equity securities of non-U.S. companies

--------------------------------------------------------------------------------------------------------------------------------
IAI EMERGING GROWTH FUND     Capital Appreciation     --                    Common stocks of small- to medium-sized
                                                                            emerging growth companies

--------------------------------------------------------------------------------------------------------------------------------
IAI CAPITAL                  Capital Appreciation     --                    Common stocks of small- to medium-sized
APPRECIATION FUND                                                           growth companies

--------------------------------------------------------------------------------------------------------------------------------
IAI MIDCAP GROWTH FUND       Capital Appreciation     --                    Common stocks of medium-sized growth companies


--------------------------------------------------------------------------------------------------------------------------------
IAI REGIONAL FUND            Capital Appreciation     --                    Common stocks of Upper Midwest companies


--------------------------------------------------------------------------------------------------------------------------------
IAI GROWTH FUND              Capital Appreciation     --                    Common stocks with potential for above-average
                                                                            growth and appreciation

--------------------------------------------------------------------------------------------------------------------------------
IAI VALUE FUND               Capital Appreciation     --                    Common stocks which are considered to be undervalued


--------------------------------------------------------------------------------------------------------------------------------
IAI GROWTH AND INCOME FUND   Capital Appreciation    Income                 Common stocks with potential for long-term
                                                                            appreciation, and common stocks that are expected to
                                                                            produce income
--------------------------------------------------------------------------------------------------------------------------------
IAI BALANCED FUND            Total Return            Income                 Common stocks, investment-grade bonds and
                             [CAPITAL APPRECIATION                          short-term instruments
                             + INCOME]
--------------------------------------------------------------------------------------------------------------------------------
IAI BOND FUND                Income                  Capital Preservation   Investment-grade bonds


--------------------------------------------------------------------------------------------------------------------------------
IAI MONEY MARKET FUND        Stability/Liquidity     Income                 The portfolio's average dollar-weighted maturity is
                                                                            less than 90 days, investing in high quality, money
                                                                            market securities
--------------------------------------------------------------------------------------------------------------------------------

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


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


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


                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA

                                  800.945.3863
                                  612.376.2700

                             http://www.iaifunds.com


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


         P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440 USA FAX 612.376.2737


                                  800.945.3863                     500-0104-0199
                                  612.376.2700